

THE JONES GROUP

2012 Second Quarter Earnings

July 25, 2012

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expects," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- those associated with the effect of national, regional and international economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the tightening of the credit markets and the Company's ability to obtain capital on satisfactory terms;
- given the uncertain economic environment, the possible unwillingness of committed lenders to meet their obligations to lend to borrowers, in general;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- the Company's ability to identify acquisition candidates and, in a competitive environment for such acquisitions, acquire such businesses on reasonable financial and other terms;
- the integration of the organizations and operations of any acquired businesses into the Company's existing organization and operations;
- consolidation of the Company's retail customers;
- financial difficulties encountered by the Company's customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers, including political instability in countries where contractors and suppliers are located;
- changes in the costs of raw materials, labor, advertising and transportation, including the impact such changes may have on the pricing of the Company's products and the resulting impact on consumer acceptance of the Company's products at higher price points;
- the Company's ability to successfully implement new operational and financial information systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Q2 Performance – Consolidated

($ in millions, except per share)	Q2-2012	Q2-2011
Total Revenue	$855	$888
Gross Profit	$326	$323
Gross Margin	38.2%	36.4%
SG&A	$286	$266
Operating Income	$40	$57
Net Income	$17	$28
Adjusted EPS	$0.22	$0.33

- Revenues within expectations
- Gross margins increased 180 bps from the prior year to 38.2%. Improvement related to tight inventory controls and better selling of product at retail.
- SG&A was well controlled and increased as planned due to the acquisition of the Kurt Geiger business

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: ~ $277 million
  - Reflects tight working capital management
- Inventory at quarter end: $468 million, down 11% from prior year
  - Driven by strong inventory planning
- Nothing drawn on credit facility at quarter end
  - Availability of $382 million
- Quarterly dividend: $0.05 per share
- 2012 capital expenditures: ~ $38 million
- 2012 share repurchases: ~ $30 million, or ~ 3 million shares

Enhancing Profitability

Action	Status
Revitalize Core Brands	***Ongoing***
• Jones New York, Nine West, Anne Klein, Easy Spirit, Gloria Vanderbilt and l.e.i.	
• *Rollout enhanced merchandise, marketing campaigns*	Fall 2012
• Best talent in industry to become fashion leader	
• Implement strong brand management	
Invest in Emerging Brands	***Ongoing***
• Stuart Weitzman, Brian Atwood, Kurt Geiger, Rachel Roy, Robert Rodriguez	
• *Acquisition of Brian Atwood*	*July 2012*
• *Opened Kurt Geiger in the U.S.*	*July 2012*
Expand International Footprint	***Ongoing***
• Penetration now approximately 21%	
• *Open Stuart Weitzman, Kurt Geiger international stores*	*Spring 2013*
Improve Direct-to-Consumer Performance	***Ongoing***
• Enhance assortment, penetration and customer experience	
• *Appointed Group President of Retail and Global Business Development*	*June 2012*
Operational Excellence	✓
• Optimize cost structure, inventory management, expense control	
• Superior manufacturing and sourcing	




STUART WEITZMAN



Brand-Centric Evolution

- Refocusing the Company from category to brand management
- Driving branded point-of-view more clearly and distinctly through design, creativity and merchandising
  - Harmonizing design across categories
  - Retaining core heritage and equities
- Creating Powerful New Resources
  - Chief Creative Officer
    - Single editor to lead creative departments across Company portfolio
    - Drives design-centric direction across brands
  - Fashion Office
    - Captures and interprets trends to Company brands
- Attracting and retaining the best talent in the industry to drive transformation

Launch of Kurt Geiger in U.S.




SUPERS





Segment Performance

($ in millions)	Q2 - 2012	Q2 - 2011	Q2 YTD - 2012	Q2 YTD - 2011
Revenue -				
Domestic Wholesale Sportswear	$175	$203	$408	$472
Domestic Wholesale Jeanswear	$151	$190	$336	$425
Domestic Wholesale Footwear & Accessories	$196	$188	$421	$409
Domestic Retail	$151	$167	$279	$302
International Wholesale	$75	$77	$149	$156
International Retail	$97	$53	$175	$63
Segment Profit -				
Domestic Wholesale Sportswear	$9	$15	$36	$46
Domestic Wholesale Jeanswear	$8	$13	$26	$41
Domestic Wholesale Footwear & Accessories	$9	$10	$30	$29
Domestic Retail	$0	$4	($21)	($19)
International Wholesale	$10	$10	$20	$19
International Retail	$5	$4	$2	$3
Segment Margin -				
Domestic Wholesale Sportswear	5.3%	7.6%	8.9%	9.8%
Domestic Wholesale Jeanswear	5.2%	6.5%	7.6%	9.7%
Domestic Wholesale Footwear & Accessories	4.7%	5.4%	7.0%	7.2%
Domestic Retail	0.2%	2.5%	-7.5%	-6.3%
International Wholesale	12.9%	13.1%	13.3%	12.4%
International Retail	5.3%	7.5%	1.0%	3.8%

Amounts relate to adjusted operating results – see Appendix for reconciliation of GAAP to adjusted

2012 Guidance

($ in millions)	**Revenue**
Domestic Wholesale Sportswear	\$775 - \$790
Domestic Wholesale Jeanswear	\$725 - \$740
Domestic Wholesale Footwear and Accessories	\$910 - \$930
Domestic Retail	\$615 – \$630
International Wholesale	\$340 - \$355
International Retail	\$390 - \$405
Licensing, Other and Eliminations	\$45 – \$50
Total Company	\$3,800 - \$3,900
Interest Expense	~ \$55 Million
Equity in Income of Unconsolidated Affiliate	~ \$2 Million
Effective Tax Rate	~ 37.0%
Depreciation and Amortization	~\$100 Million
% of Net Earnings Applicable to Common Equity	~ 97.0%
Income Attributable to Noncontrolling Interest	~ (\$1) Million
Weighted Average Shares	~ 76 Million
Capital Expenditures	~ \$85 - \$95 Million

Full Year Brand Contribution



2011 Actual
Jones New York 19%
Anne Klein 7%
GV 6%
Stuart Weitzman 6%
Easy Spirit 6%
l.e.i. 4%
Bandolino 4%
Kasper 3%
KG 2%
Other 21%
Nine West 22%



2012 Projection
Jones New York 17%
Anne Klein 7%
Stuart Weitzman 7%
GV 6%
Easy Spirit 6%
Bandolino 4%
l.e.i. 3%
Kasper 3%
KG 2%
Other 22%
Nine West 23%

Full Year Revenues by Brand Classification


2011 Actual
Emerging Brands 14%
Category Labels 22%
Core Brands 64%
2012 Projection
Emerging Brands 18%
Category Labels 21%
Core Brands 61%

Full Year Distribution Channels

2011 Actual


Upscale Department Stores 11%
Department Stores 42%
Discounters 6%
Mass Markets 8%
Mid-tier Chains 13%
E-Commerce 3%
Company Operated Retail 17%

2012 Projection


Upscale Department Stores 14%
Department Stores 40%
Discounters 6%
Mass Markets 8%
Mid-tier Chains 12%
E-Commerce 3%
Company Operated Retail 17%

International Penetration



$900
$600
$300
$-
International Revenues ($ millions)
25%
20%
15%
10%
5%
0%
% To Total Revenues
9%
8%
10%
17%
21%
2008
2009
2010
2011
2012E

THEJONESGROUP

Q2 2012 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
Q2 2012 Net Revenues				
Domestic Wholesale Sportswear	$ 175	$ -		$ 175
Domestic Wholesale Jeanswear	151	-		151
Domestic Wholesale Footwear & Accessories	196	-		196
Domestic Retail	151	-		151
International Wholesale	75	-		75
International Retail	97	-		97
Licensing, Other and Eliminations	10	-		10
Total Company	$ 855	$ -		$ 855
Q2 2012 Gross Profit	$ 326	$ -		$ 326
Q2 2012 SG&A	$ 304	$ (18)	(a-e)	$ 286
Q2 2012 Segment (Loss) Income				
Domestic Wholesale Sportswear	$ 9	$ -	(b,d,e)	$ 9
Domestic Wholesale Jeanswear	7	1	(d,e)	8
Domestic Wholesale Footwear & Accessories	(2)	11	(d,e)	9
Domestic Retail	(3)	3	(a,d,e)	-
International Wholesale	10	-		10
International Retail	4	1	(b)	5
Licensing, Other and Eliminations	(3)	2	(b,c,d)	(1)
Total Segment Income (Loss)	$ 22	$ 18		$ 40
Interest expense	$ 9	$ 4	(f)	$ 13
Net (loss) income allocated to common equity	8	9		17
Net (loss) income allocated to participating shares	-	-		-
Net (Loss) Income	$ 8	$ 9		$ 17

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(b) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development

(d) Includes severance and restricted stock amortization related to executive management changes.

(e) Includes severance, occupancy and other charges not considered by management to be part of ongoing operations.

(f) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q2 2011 Reconciliation: GAAP to Adjusted

($ in millions)

	GAAP		Adjustments		Adjusted	
Q2 2011 Net Revenues						
Domestic Wholesale Sportswear	$	203	$	-	$	203
Domestic Wholesale Jeanswear		189		1 (a)		190
Domestic Wholesale Footwear & Accessories		188		-		188
Domestic Retail		167		-		167
International Wholesale		77		-		77
International Retail		53		-		53
Licensing, Other and Eliminations		10		-		10
Total Company	$	887	$	1	$	888
Q2 2011 Gross Profit	$	323	$	-	$	323
Q2 2011 SG&A	$	278	$	(12) (a-d)	$	266
Q2 2011 Segment (Loss) Income						
Domestic Wholesale Sportswear	$	22	$	(7) (a,c)	$	15
Domestic Wholesale Jeanswear		12		1 (a)		13
Domestic Wholesale Footwear & Accessories		(2)		12 (a)		10
Domestic Retail		5		(1) (a,d)		4
International Wholesale		10		-		10
International Retail		3		1 (a)		4
Licensing, Other and Eliminations		(5)		6 (a,b,c)		1
Total Segment (Loss) Income	$	45	$	12	$	57
Interest expense	$	37	$	(25) (e)	$	12
Net income allocated to common equity		5		22		27
Net income allocated to participating shares		-		1		1
Net Income	$	5	$	23	$	28

(a) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations. Also includes severance and other expenses associated with the closures of the Texas and Rhode Island warehouses.

(b) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of the certain acquired intangible assets related to the acquisition of Kurt Geiger and the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition.

(d) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(e) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman and the write-off of certain deferred financing fees related to the amendment and extension of our asset based credit facility.

Q2 YTD 2012 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
YTD 2012 Net Revenues				
Domestic Wholesale Sportswear	$ 408	$ -		$ 408
Domestic Wholesale Jeanswear	336	-		336
Domestic Wholesale Footwear & Accessories	421	-		421
Domestic Retail	279	-		279
International Wholesale	149	-		149
International Retail	175	-		175
Licensing, Other and Eliminations	23	-		23
Total Company	$ 1,791	$ -		$ 1,791
YTD 2012 Gross Profit	$ 670	$ -		$ 670
YTD 2012 SG&A	$ 608	$ (31)	(a-e)	$ 577
YTD 2012 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 32	$ 4	(b,d,e)	$ 36
Domestic Wholesale Jeanswear	24	2	(d,e)	26
Domestic Wholesale Footwear & Accessories	17	13	(d,e)	30
Domestic Retail	(26)	5	(a,d,e)	(21)
International Wholesale	20	-		20
International Retail	(1)	3	(b,d)	2
Licensing, Other and Eliminations	(4)	4	(b,c,d)	-
Total Segment Income	$ 62	$ 31		$ 93
Interest expense	$ 52	$ (24)	(f)	$ 28
Net income allocated to common equity	7	33		40
Net income allocated to participating shares	-	1		1
Total allocated net income	$ 7	$ 34		$ 41

(a) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(b) Includes adjustments of the contingent consideration payable for the Robert Rodriguez acquisition. Also included is the amortization of certain acquired intangible assets related to the acquisition of Kurt Geiger.

(c) Includes investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities.

(d) Includes severance and restricted stock amortization related to executive management changes.

(e) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations.

(f) Represents the fair value adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman.

Q2 YTD 2011 Reconciliation: GAAP to Adjusted

($ in millions)	GAAP	Adjustments		Adjusted
YTD 2011 Net Revenues				
Domestic Wholesale Sportswear	$ 472	$ -		$ 472
Domestic Wholesale Jeanswear	424	1	(a)	425
Domestic Wholesale Footwear & Accessories	409	-		409
Domestic Retail	302	-		302
International Wholesale	156	-		156
International Retail	63	-		63
Licensing, Other and Eliminations	22	-		22
Total Company	$ 1,848	$ 1		$ 1,849
YTD 2011 Gross Profit	$ 654	$ 1	(a)	$ 655
YTD 2011 SG&A	$ 548	$ (13)	(a-d)	$ 535
YTD 2011 Segment Income (Loss)				
Domestic Wholesale Sportswear	$ 53	$ (7)	(a,c)	$ 46
Domestic Wholesale Jeanswear	40	1	(a)	41
Domestic Wholesale Footwear & Accessories	15	14	(a)	29
Domestic Retail	(18)	(1)	(a,d)	(19)
International Wholesale	19	-		19
International Retail	2	1	(a)	3
Licensing, Other and Eliminations	(5)	6	(a,b,c)	1
Total Segment Income	$ 106	$ 14		$ 120
Interest expense	$ 58	$ (34)	(e)	$ 24
Net income allocated to common equity	30	29		59
Net income allocated to participating shares	1	1		2
Total allocated net income	$ 31	$ 30		$ 61

(a) Includes severance, occupancy, and other costs related to the exit from or restructuring of certain product lines and other charges not considered by management to be part of ongoing operations. Also includes severance and other expenses associated with the closures of the Texas and Rhode Island warehouses.

(b) Includes investment consulting, legal, and accounting fees as well as other items related to business development activities.

(c) Includes consulting fees, legal fees, accounting fees and the amortization of the certain acquired intangible assets related to the acquisition of Kurt Geiger, the fair value adjustment of the contingent consideration payable for the Robert Rodriguez acquisition and the amortization of the acquired order backlog for the Stuart Weitzman acquisition.

(d) Includes severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations.

(e) Represents the periodic adjustment in accordance with GAAP of the remaining consideration payable related to the acquisition of Stuart Weitzman and the write-off of certain deferred financing fees related to the amendment and extension of our asset based credit facility.